UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21311

Registrant Name:	PIMCO High Income Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	Trent W. Walker
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	October 31, 2018

Item 1. Schedule of Investments

Schedule of Investments

PIMCO High Income Fund

October 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.0% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 4.3%
Alphabet Holding Co., Inc.
5.802% (LIBOR03M + 3.500%) due 09/26/2024 ~		$99	$95
Altice France S.A.
6.280% (LIBOR03M + 4.000%) due 08/14/2026 ~		400	395
Avantor, Inc.
6.302% (LIBOR03M + 4.000%) due 11/21/2024 ~		50	50
Community Health Systems, Inc.
5.563% (LIBOR03M + 3.250%) due 01/27/2021 ~		1,928	1,893
Concordia International Corp.
7.781% (LIBOR03M + 5.500%) due 09/06/2024 ~		2,100	2,063
Diamond Resorts International
6.052% (LIBOR03M + 3.750%) due 09/02/2023 ~		449	438
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		695	652
Energizer Holdings. Inc.
TBD% due 05/18/2019 ∎		100	100
Envision Healthcare Corp.
6.052% (LIBOR03M + 3.750%) due 10/10/2025 ~		700	687
Financial & Risk U.S. Holdings, Inc.
TBD% due 10/01/2025	EUR	1,000	1,139
TBD% (LIBOR03M + 3.750%) due 10/01/2025 ~		$800	794
Forbes Energy Services LLC
9.000% - 14.000% due 04/13/2021		896	905
Forest City Enterprises LP
TBD% due 10/24/2025		200	201
FrontDoor, Inc.
4.813% (LIBOR03M + 2.500%) due 08/14/2025 «~		30	30
Frontier Communications Corp.
6.060% (LIBOR03M + 3.750%) due 06/15/2024 ~		891	864
Genworth Holdings, Inc.
6.831% (LIBOR03M + 4.500%) due 03/07/2023 ~		50	51
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(e)		17,200	12,509
IRB Holding Corp.
TBD% due 02/05/2025		1,200	1,200
TBD% (LIBOR03M + 3.250%) due 02/05/2025 ~		100	100
Klockner-Pentaplast of America, Inc.
4.750% (EUR003M + 4.750%) due 06/30/2022 ~	EUR	100	108
McDermott Technology Americas, Inc.
7.302% (LIBOR03M + 5.000%) due 05/10/2025 ~		$1,455	1,445
Messer Industrie GmbH
TBD% due 10/01/2025		150	150
MH Sub LLC
6.030% (LIBOR03M + 3.750%) due 09/13/2024 ~		168	169
Ministry of Finance of Tanzania
7.825% (LIBOR03M + 5.500%) due 12/10/2019 «~		200	196
Multi Color Corp.
4.302% (LIBOR03M + 2.000%) due 10/31/2024 ~		24	24
Neiman Marcus Group Ltd.
5.531% (LIBOR03M + 3.250%) due 10/25/2020 ~		3,723	3,396
Parexel International Corp.
5.052% (LIBOR03M + 2.750%) due 09/27/2024 ~		99	98
PetSmart, Inc.
5.280% (LIBOR03M + 3.000%) due 03/11/2022 ~		338	288
Ply Gem Industries, Inc.
6.175% due 04/12/2025		50	50
Sequa Mezzanine Holdings LLC
7.389% - 7.408% (LIBOR03M + 5.000%) due 11/28/2021 «~		326	322
11.520% (LIBOR03M + 9.000%) due 04/28/2022 «~		140	139
Starfruit Finco BV
3.750% (EUR003M + 3.750%) due 10/01/2025 ~	EUR	300	343
5.770% (LIBOR03M + 3.250%) due 10/01/2025 ~		$300	300
Syniverse Holdings, Inc.
7.280% (LIBOR03M + 5.000%) due 03/09/2023 ~		30	30
Traverse Midstream Partners LLC
6.600% (LIBOR03M + 4.000%) due 09/27/2024 ~		91	91
Verifone Systems, Inc.
6.322% (LIBOR03M + 4.000%) due 08/20/2025 ~		100	100
Verscend Holding Corp.
6.802% (LIBOR03M + 4.500%) due 08/27/2025 ~		200	202
West Corp.
6.302% - 6.527% (LIBOR03M + 4.000%) due 10/10/2024 ~		58	58

Westmoreland Coal Co.
TBD% due 12/16/2020 ^«(e)		1,455	582
4.076% - 10.562% (LIBOR03M + 8.250%) due 05/21/2019 ∎~		2,620	2,672

Total Loan Participations and Assignments (Cost $39,378)			34,929

CORPORATE BONDS & NOTES 63.0%
BANKING & FINANCE 28.6%
AGFC Capital Trust
4.186% (US0003M + 1.750%) due 01/15/2067 ~		27,410	14,390
Ally Financial, Inc.
8.000% due 11/01/2031		6	7
8.000% due 11/01/2031 (n)		2,765	3,332
Ambac LSNI LLC
7.396% due 02/12/2023 •(n)		438	444
Ardonagh Midco PLC
8.375% due 07/15/2023 (n)	GBP	2,700	3,242
8.375% due 07/15/2023		11,935	14,331
Athene Holding Ltd.
4.125% due 01/12/2028		$76	70
Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048 (n)		4,495	4,041
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		248	247
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		180	173
5.000% due 04/20/2048		104	93
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)	EUR	5,800	2,004
Banco Santander S.A.
6.250% due 09/11/2021 •(j)(k)(n)		500	582
Barclays PLC
6.500% due 09/15/2019 •(j)(k)(n)		2,600	3,037
7.750% due 09/15/2023 •(j)(k)		$1,600	1,600
7.875% due 09/15/2022 •(j)(k)	GBP	7,210	9,638
Brighthouse Holdings LLC
6.500% due 07/27/2037 Ø(j)		$70	67
Brookfield Finance, Inc.
3.900% due 01/25/2028		128	120
4.700% due 09/20/2047		290	267
Cantor Fitzgerald LP
6.500% due 06/17/2022 (n)		13,100	13,784
CBL & Associates LP
5.950% due 12/15/2026 (n)		3,358	2,805
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026 Ø	GBP	2,400	3,581
Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(j)(k)	EUR	200	238
Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(k)(n)		$250	259
Credit Suisse Group AG
7.250% due 09/12/2025 •(j)(k)		200	198
7.500% due 07/17/2023 •(j)(k)		400	408
Doctors Co.
6.500% due 10/15/2023 (n)		10,000	10,648
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	2,738	2,942
Equinix, Inc.
2.875% due 03/15/2024		200	230
2.875% due 10/01/2025		100	111
2.875% due 02/01/2026		200	222
Flagstar Bancorp, Inc.
6.125% due 07/15/2021 (n)		$3,000	3,121
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		370	365
6.750% due 03/15/2022 (n)		478	491
Freedom Mortgage Corp.
8.250% due 04/15/2025		88	82
GLP Capital LP
5.250% due 06/01/2025		20	20
Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		200	199
GSPA Monetization Trust
6.422% due 10/09/2029		5,833	6,567
Hampton Roads PPV LLC
6.621% due 06/15/2053		20,069	19,721
HSBC Bank PLC
6.330% due 05/18/2023 (c)		8,300	8,305
HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(k)	GBP	600	763
6.000% due 09/29/2023 •(j)(k)	EUR	2,600	3,221
6.500% due 03/23/2028 •(j)(k)		$700	658
Hunt Cos., Inc.
6.250% due 02/15/2026		36	33

Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021		6,510	6,559
iStar, Inc.
4.625% due 09/15/2020		20	20
5.250% due 09/15/2022		70	68
Jefferies Finance LLC
7.250% due 08/15/2024 (n)		8,485	8,337
7.375% due 04/01/2020 (n)		1,200	1,218
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		96	93
Lloyds Bank PLC
12.000% due 12/16/2024 •(j)(n)		8,400	10,117
Lloyds Banking Group PLC
7.000% due 06/27/2019 •(j)(k)	GBP	200	260
7.500% due 09/27/2025 •(j)(k)		$500	504
7.875% due 06/27/2029 •(j)(k)	GBP	4,110	5,872
LoanCore Capital Markets LLC
6.875% due 06/01/2020 (n)		$7,000	7,074
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		400	397
MetLife, Inc.
5.875% due 03/15/2028 •(j)		12	12
Midwest Family Housing LLC
6.631% due 01/01/2051		4,910	4,305
Nationstar Mortgage LLC
6.500% due 07/01/2021		1,030	1,032
Nationwide Building Society
10.250% ~(j)	GBP	94	17,740
Navient Corp.
5.625% due 08/01/2033 (n)		$8,064	6,598
6.500% due 06/15/2022		114	116
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		68	69
Provident Funding Associates LP
6.375% due 06/15/2025		37	37
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(j)(k)(n)		5,840	5,951
8.625% due 08/15/2021 •(j)(k)		3,700	3,899
Santander UK Group Holdings PLC
7.375% due 06/24/2022 •(j)(k)	GBP	6,363	8,471
Societe Generale S.A.
6.750% due 04/06/2028 •(j)(k)		$200	177
7.375% due 10/04/2023 •(j)(k)		900	876
TP ICAP PLC
5.250% due 01/26/2024	GBP	4,190	5,141
Unigel Luxembourg S.A.
10.500% due 01/22/2024		$810	834
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	268	378
WeWork Cos., Inc.
7.875% due 05/01/2025		$104	96

			232,908

INDUSTRIALS 25.8%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		34	33
Altice Financing S.A.
6.625% due 02/15/2023 (n)		5,600	5,557
Altice France S.A.
5.875% due 02/01/2027	EUR	3,100	3,626
Altice Luxembourg S.A.
7.250% due 05/15/2022		400	445
Associated Materials LLC
9.000% due 01/01/2024		$1,102	1,114
Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (n)		8,400	8,484
Bausch Health Cos., Inc.
7.000% due 03/15/2024		235	247
Caesars Resort Collection LLC
5.250% due 10/15/2025		12	11
Charter Communications Operating LLC
4.200% due 03/15/2028		198	186
Chesapeake Energy Corp.
5.686% (US0003M + 3.250%) due 04/15/2019 ~		120	121
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		910	928
7.625% due 03/15/2020		5,000	5,012
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		48	46
Community Health Systems, Inc.
5.125% due 08/01/2021 (n)		5,060	4,820
6.250% due 03/31/2023 (n)		12,014	11,094
8.625% due 01/15/2024		626	635
CSN Islands Corp.
6.875% due 09/21/2019 (n)		300	300

CSN Resources S.A.
6.500% due 07/21/2020		1,896	1,853
Diamond Resorts International, Inc.
7.750% due 09/01/2023		1,025	1,054
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (n)		11,130	11,464
EI Group PLC
6.000% due 10/06/2023	GBP	500	693
6.875% due 05/09/2025		6,600	9,312
Envision Healthcare Corp.
8.750% due 10/15/2026		$6,900	6,710
Exela Intermediate LLC
10.000% due 07/15/2023 (n)		172	180
Ferroglobe PLC
9.375% due 03/01/2022 (n)		2,250	2,360
First Quantum Minerals Ltd.
6.500% due 03/01/2024		2,240	1,963
6.875% due 03/01/2026		2,448	2,124
7.000% due 02/15/2021		838	821
Ford Motor Co.
7.700% due 05/15/2097 (n)		15,515	16,483
Fresh Market, Inc.
9.750% due 05/01/2023 (n)		9,300	6,835
Frontdoor, Inc.
6.750% due 08/15/2026		98	100
Frontier Finance PLC
8.000% due 03/23/2022	GBP	6,600	8,481
Full House Resorts, Inc.
8.575% due 01/31/2024 «		$497	470
General Electric Co.
5.000% due 01/21/2021 •(j)		390	360
General Shopping Finance Ltd.
10.000% due 12/03/2018 (j)		5,300	5,141
General Shopping Investments Ltd.
12.000% due 03/20/2022 ^(e)(j)		2,500	1,539
HCA, Inc.
7.500% due 11/15/2095		3,462	3,453
iHeartCommunications, Inc.
9.000% due 03/01/2021 ^(e)		2,162	1,573
9.000% due 09/15/2022 ^(e)		6,800	4,930
Intelsat Connect Finance S.A.
9.500% due 02/15/2023		23	22
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		2,300	2,064
7.500% due 04/01/2021		51	52
8.000% due 02/15/2024		17	18
8.500% due 10/15/2024		333	328
9.750% due 07/15/2025		175	184
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		5,617	5,336
8.125% due 06/01/2023 (n)		15,504	13,103
International Game Technology PLC
6.250% due 01/15/2027		853	844
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		108	87
Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		138	140
Metinvest BV
7.750% due 04/23/2023		200	193
8.500% due 04/23/2026		1,400	1,338
Netflix, Inc.
4.625% due 05/15/2029	EUR	300	341
New Albertson’s LP
6.570% due 02/23/2028		$4,021	2,835
Odebrecht Oil & Gas Finance Ltd.
0.000% due 12/03/2018 (h)(j)		3,371	74
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		489	469
Pacific Drilling First Lien Escrow Issuer Ltd.
8.375% due 10/01/2023		394	400
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		118	114
4.500% due 03/15/2023		234	223
5.250% due 08/15/2022		19	19
5.500% due 02/15/2024		54	54
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		200	195
Petroleos Mexicanos
6.500% due 03/13/2027		270	262
6.750% due 09/21/2047		70	60
PetSmart, Inc.
5.875% due 06/01/2025		161	127
Platin GmbH
6.875% due 06/15/2023	EUR	600	678
Prime Security Services Borrower LLC
9.250% due 05/15/2023		$1,840	1,949

QVC, Inc.
5.950% due 03/15/2043 (n)		5,000	4,475
Radiate Holdco LLC
6.875% due 02/15/2023		100	96
Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	300	341
6.250% due 05/15/2026		$220	219
6.875% due 11/15/2026	EUR	100	113
8.250% due 11/15/2026		$100	97
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		12	12
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	13,100	19,707
Safeway, Inc.
7.250% due 02/01/2031		$5,348	5,308
Sands China Ltd.
4.600% due 08/08/2023		200	198
5.125% due 08/08/2025		400	393
5.400% due 08/08/2028		400	383
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		51	51
SoftBank Group Corp.
4.000% due 04/20/2023	EUR	5,500	6,480
Starfruit Finco BV
6.500% due 10/01/2026		100	111
Sunoco LP
4.875% due 01/15/2023		$94	91
Syngenta Finance NV
5.182% due 04/24/2028		200	190
T-Mobile USA, Inc.
4.750% due 02/01/2028		29	27
Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		200	186
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	500	585
Transocean Pontus Ltd.
6.125% due 08/01/2025		$214	213
Triumph Group, Inc.
4.875% due 04/01/2021		184	174
5.250% due 06/01/2022		36	33
United Group BV
4.375% due 07/01/2022	EUR	100	117
4.875% due 07/01/2024		100	117
Univision Communications, Inc.
5.125% due 05/15/2023		$231	218
5.125% due 02/15/2025		693	635
Verscend Escrow Corp.
9.750% due 08/15/2026		1,706	1,715
ViaSat, Inc.
5.625% due 09/15/2025		136	127
VOC Escrow Ltd.
5.000% due 02/15/2028		79	75
WellCare Health Plans, Inc.
5.375% due 08/15/2026		115	115
Westmoreland Coal Co.
8.750% due 01/01/2022 ^(e)		10,290	4,065
Wind Tre SpA
2.625% due 01/20/2023	EUR	200	211
2.750% due 01/20/2024 •		200	210
3.125% due 01/20/2025		200	207
5.000% due 01/20/2026		$200	171
Wynn Macau Ltd.
5.500% due 10/01/2027		200	181

			209,714

UTILITIES 8.6%
AT&T, Inc.
4.900% due 08/15/2037 (n)		528	486
5.450% due 03/01/2047		80	76
CenturyLink, Inc.
7.200% due 12/01/2025		1,122	1,116
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)		5,927	6,081
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		15,200	15,808
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		1,440	1,422
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		2,766	1,722
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		4,950	4,752
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (d)		12,429	3,853
Petrobras Global Finance BV
5.999% due 01/27/2028		195	186

6.125% due 01/17/2022		110	114
6.250% due 12/14/2026	GBP	8,600	11,459
6.625% due 01/16/2034		200	259
6.850% due 06/05/2115		$160	143
7.375% due 01/17/2027		2,511	2,611
8.750% due 05/23/2026		173	194
Rio Oil Finance Trust
8.200% due 04/06/2028		260	271
9.250% due 07/06/2024		18,405	19,716

			70,269

Total Corporate Bonds & Notes (Cost $512,283)			512,891

CONVERTIBLE BONDS & NOTES 0.6%
INDUSTRIALS 0.6%
DISH Network Corp.
3.375% due 08/15/2026		5,100	4,557

Total Convertible Bonds & Notes (Cost $5,100)			4,557

MUNICIPAL BONDS & NOTES 7.6%
CALIFORNIA 0.5%
Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007
6.506% due 02/01/2031		2,000	2,253
Sacramento County, California Revenue Bonds, Series 2013
7.250% due 08/01/2025		1,500	1,745

			3,998

DISTRICT OF COLUMBIA 1.3%
District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035		9,740	10,475

ILLINOIS 2.6%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040		11,000	10,498
7.517% due 01/01/2040		9,805	10,590
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		45	47
7.350% due 07/01/2035		30	33
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		365	345

			21,513

NEW YORK 0.2%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028		1,485	1,472

TEXAS 1.2%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043		7,535	9,801

VIRGINIA 0.2%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		1,355	1,325

WEST VIRGINIA 1.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		66,200	3,806
7.467% due 06/01/2047		9,705	9,535

			13,341

Total Municipal Bonds & Notes (Cost $57,100)			61,925

U.S. GOVERNMENT AGENCIES 3.1%
Fannie Mae
3.500% due 09/25/2027 (a)		385	40
5.437% due 10/25/2041 •		341	319
6.874% due 05/25/2043 •		422	395
10.000% due 01/25/2034 •		218	272
Freddie Mac
0.000% due 02/25/2046 (b)(h)		9,467	8,047
0.100% due 02/25/2046 (a)		118,130	196
3.821% due 07/15/2035 •(a)		1,073	128
3.921% due 02/15/2042 •(a)		1,993	235
4.000% due 08/15/2020 (a)		157	4
4.500% due 10/15/2037 (a)		596	41
4.861% due 08/15/2036 •(a)		630	109

5.000% due 06/15/2033 •(a)		1,409	284
6.139% due 11/25/2055 «~		14,058	8,444
8.441% due 05/15/2033 •		51	58
11.481% due 10/25/2027 •		4,327	5,750
Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)		2,719	465
3.970% due 02/20/2042 •(a)		7,349	571
4.500% due 07/20/2042 (a)		229	37
5.000% due 09/20/2042 (a)		397	76

Total U.S. Government Agencies (Cost $25,330)			25,471

NON-AGENCY MORTGAGE-BACKED SECURITIES 19.4%
Adjustable Rate Mortgage Trust
2.621% due 05/25/2036 •		4,133	2,450
Banc of America Alternative Loan Trust
3.319% due 06/25/2046 ^•(a)		5,945	447
Banc of America Funding Trust
6.000% due 07/25/2037 ^		514	485
6.250% due 10/26/2036		8,406	6,726
Banc of America Mortgage Trust
3.685% due 02/25/2036 ^~		20	19
BCAP LLC Trust
4.926% due 03/26/2037 Ø		1,577	1,642
6.000% due 05/26/2037 ~		6,752	4,734
6.002% due 10/26/2036 ~		6,460	6,418
6.456% due 09/26/2036 ~		6,418	6,273
19.912% due 06/26/2036 ~		2,228	1,166
Bear Stearns Adjustable Rate Mortgage Trust
3.732% due 11/25/2034 ~		68	68
Bellemeade Re Ltd.
8.516% due 07/25/2025 •		1,250	1,280
CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~		469	345
CD Mortgage Trust
5.688% due 10/15/2048		3,174	1,634
Chase Mortgage Finance Trust
3.635% due 12/25/2035 ^~		20	19
4.222% due 09/25/2036 ^~		106	99
5.500% due 05/25/2036 ^		3	3
Citigroup Commercial Mortgage Trust
5.593% due 12/10/2049 ~		5,620	3,846
Citigroup Mortgage Loan Trust
0.727% due 08/25/2037 ^~		406	350
4.272% due 07/25/2037 ^~		121	121
4.309% due 11/25/2035 ~		16,458	12,800
6.500% due 09/25/2036		4,275	3,490
Commercial Mortgage Loan Trust
6.051% due 12/10/2049 ~		2,573	1,583
Countrywide Alternative Loan Trust
2.531% due 12/25/2046 •		3,095	2,801
2.719% due 04/25/2035 •(a)		3,994	211
3.710% due 02/25/2037 ^~		242	236
5.052% due 07/25/2021 ^~		228	224
6.000% due 02/25/2037 ^		5,895	4,030
6.250% due 12/25/2036 ^•		3,183	2,385
6.500% due 06/25/2036 ^		903	693
Countrywide Home Loan Mortgage Pass-Through Trust
3.069% due 12/25/2036 •(a)		3,096	296
3.826% due 09/20/2036 ^~		450	392
4.099% due 09/25/2047 ^~		44	42
Credit Suisse Commercial Mortgage Trust
5.702% due 02/15/2039 ~		886	891
5.869% due 09/15/2040 ~		3,149	3,058
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036		1,963	1,753
Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	215	240
Eurosail PLC
2.150% due 06/13/2045 •	GBP	3,347	3,273
4.800% due 06/13/2045 •		988	1,111
Grifonas Finance PLC
0.014% due 08/28/2039 •	EUR	4,459	4,595
HarborView Mortgage Loan Trust
3.955% due 08/19/2036 ^~		$403	328
4.098% due 08/19/2036 ^~		21	19
IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •	EUR	6,086	6,180
JPMorgan Alternative Loan Trust
3.537% due 03/25/2037 ^~		$6,066	5,794
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		5,100	3,648
5.623% due 05/12/2045		1,578	1,278
JPMorgan Mortgage Trust
3.493% due 07/27/2037 ~		4,643	2,369
4.339% due 01/25/2037 ^•(a)		18,781	3,552

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		1,303	1,007
5.562% due 02/15/2040 ~		928	602
Lehman XS Trust
2.501% due 06/25/2047 •		3,117	2,833
Morgan Stanley Capital Trust
6.123% due 06/11/2049 ~		670	675
Motel 6 Trust
9.206% due 08/15/2019 •		11,502	11,698
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.260% due 04/25/2036 ^~		5,849	5,371
Nomura Resecuritization Trust
6.151% due 07/26/2035 ~		4,469	3,803
RBSSP Resecuritization Trust
7.372% due 06/26/2037 ~		4,231	3,724
Residential Asset Securitization Trust
6.250% due 10/25/2036 ^		489	485
6.250% due 09/25/2037 ^		5,038	3,415
6.500% due 08/25/2036 ^		837	463
Structured Adjustable Rate Mortgage Loan Trust
3.885% due 04/25/2047 ~		571	446
3.896% due 01/25/2036 ^~		179	136
Structured Asset Mortgage Investments Trust
2.471% due 07/25/2046 ^•		11,577	9,315
WaMu Mortgage Pass-Through Certificates Trust
3.374% due 05/25/2037 ^~		147	125
Washington Mutual Mortgage Pass-Through Certificates Trust
4.399% due 04/25/2037 •(a)		11,851	2,524
6.500% due 03/25/2036 ^		7,630	6,300

Total Non-Agency Mortgage-Backed Securities (Cost $144,160)			158,319

ASSET-BACKED SECURITIES 11.8%
ACE Securities Corp. Home Equity Loan Trust
2.421% due 07/25/2036 •		2,787	2,306
Airspeed Ltd.
2.550% due 06/15/2032 •		4,181	4,022
Apidos CLO
0.000% due 07/22/2026 ~		3,000	0
Argent Securities Trust
2.471% due 03/25/2036 •		5,888	3,619
Avoca CLO DAC
0.000% due 10/15/2030 ~	EUR	2,150	1,779
Belle Haven ABS CDO Ltd.
2.658% due 07/05/2046 •		$185,947	707
CARLYLE U.S. CLO Ltd.
0.000% due 10/15/2031 ~		4,200	3,804
CIFC Funding Ltd.
0.000% due 05/24/2026 ~		4,000	2,580
0.000% due 07/22/2026 ~		3,000	1,646
Citigroup Mortgage Loan Trust
2.447% due 12/25/2036 •		6,023	3,990
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	3,162
3.600% due 11/27/2028		1,197	1,359
4.500% due 11/27/2028		1,047	1,190
6.200% due 11/27/2028		1,296	1,474
Countrywide Asset-Backed Certificates Trust
2.551% due 09/25/2046 •		$15,000	10,452
Duke Funding Ltd.
2.983% due 08/07/2033 •		16,834	6,479
Glacier Funding CDO Ltd.
2.611% due 08/04/2035 •		6,890	1,754
Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	1,000	848
Halcyon Loan Advisors European Funding BV
0.000% due 04/15/2030 ~		1,100	1,074
Long Beach Mortgage Loan Trust
2.471% due 02/25/2036 •		$1,361	1,146
Man GLG Euro CLO
0.000% due 10/15/2030 ~	EUR	4,150	4,408
Merrill Lynch Mortgage Investors Trust
2.441% due 04/25/2037 •		$903	575
5.953% due 03/25/2037 Ø		3,842	1,146
Morgan Stanley Mortgage Loan Trust
3.851% due 11/25/2036 ^•		834	421
5.965% due 09/25/2046 ^Ø		7,434	4,119
People’s Financial Realty Mortgage Securities Trust
2.441% due 09/25/2036 •		21,855	6,724
Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^Ø		7,771	4,657
7.238% due 09/25/2037 ^Ø		6,723	4,028
Sherwood Funding CDO Ltd.
2.480% due 11/06/2039 •		35,197	10,992
South Coast Funding Ltd.
2.941% due 08/10/2038 •		26,468	5,296

Specialty Underwriting & Residential Finance Trust
3.256% due 06/25/2036 •		409	97
Washington Mutual Asset-Backed Certificates Trust
2.431% due 05/25/2036 •		248	216

Total Asset-Backed Securities (Cost $105,243)			96,070

SOVEREIGN ISSUES 4.2%
Argentina Government International Bond
2.260% due 12/31/2038 Ø	EUR	4,410	2,811
3.375% due 01/15/2023		200	190
5.250% due 01/15/2028		200	175
6.250% due 11/09/2047		200	168
7.820% due 12/31/2033		14,733	15,127
41.328% (BADLARPP) due 10/04/2022 ~	ARS	84	4
49.933% (BADLARPP + 3.250%) due 03/01/2020 ~		1,600	48
50.575% (BADLARPP + 2.500%) due 03/11/2019 ~(a)		4,637	139
52.756% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		89,562	2,577
67.491% (ARLLMONP) due 06/21/2020 ~(a)		144,487	4,877
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	2,350	2,865
Peru Government International Bond
6.350% due 08/12/2028	PEN	4,000	1,230
Republic of Greece Government International Bond
3.000% due 02/24/2023 Ø	EUR	25	28
3.000% due 02/24/2024 Ø		25	28
3.000% due 02/24/2025 Ø		25	28
3.000% due 02/24/2026 Ø		25	27
3.000% due 02/24/2027 Ø		25	27
3.000% due 02/24/2028 Ø		25	27
3.000% due 02/24/2029 Ø		25	27
3.000% due 02/24/2030 Ø		25	26
3.000% due 02/24/2031 Ø		25	26
3.000% due 02/24/2032 Ø		25	25
3.000% due 02/24/2033 Ø		25	25
3.000% due 02/24/2034 Ø		25	24
3.000% due 02/24/2035 Ø		25	24
3.000% due 02/24/2036 Ø		25	24
3.000% due 02/24/2037 Ø		25	24
3.000% due 02/24/2038 Ø		25	24
3.000% due 02/24/2039 Ø		25	24
3.000% due 02/24/2040 Ø		25	23
3.000% due 02/24/2041 Ø		25	23
3.000% due 02/24/2042 Ø		25	23
4.750% due 04/17/2019		3,000	3,457
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$365	91
8.250% due 10/13/2024 ^(e)		34	9
9.250% due 09/15/2027 ^(e)		452	116

Total Sovereign Issues (Cost $43,648)			34,391

	SHARES
COMMON STOCKS 1.3%
CONSUMER DISCRETIONARY 0.6%
Caesars Entertainment Corp. (f)		584,952	5,025

ENERGY 0.0%
Forbes Energy Services Ltd. (f)(l)		66,131	334

FINANCIALS 0.7%
Ardonagh Group Ltd. «(l)		3,457,270	5,568

Total Common Stocks (Cost $12,846)			10,927

WARRANTS 0.0%
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		1,795,000	152

Total Warrants (Cost $0)			152

PREFERRED SECURITIES 4.3%
BANKING & FINANCE 0.9%
OCP CLO Ltd.
0.000% due 04/26/2028 (h)		8,700	7,420

INDUSTRIALS 3.4%
Sequa Corp.
9.000% «		37,773	27,861

Total Preferred Securities (Cost $44,741)			35,281

REAL ESTATE INVESTMENT TRUSTS 2.5%
REAL ESTATE 2.5%
VICI Properties, Inc.		934,782	20,182

Total Real Estate Investment Trusts (Cost $12,650)			20,182

SHORT-TERM INSTRUMENTS 4.9%
REPURCHASE AGREEMENTS (m) 2.6%			21,336

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 1.0%
Letras del Banco Central de la Republica Argentina
45.000% due 11/21/2018 (i)	ARS	3,975	108
46.250% due 11/21/2018 (i)		1,960	53
Ukraine Government International Bond
9.236% due 02/28/2019 (h)(i)		$7,800	7,687

			7,848

ARGENTINA TREASURY BILLS 0.2%
(0.036)% due 12/28/2018 - 04/30/2019 (g)(h)	ARS	58,684	1,718

U.S. TREASURY BILLS 1.1%
2.299% due 12/13/2018 - 01/31/2019 (g)(h)(p)(r)		$8,825	8,783

Total Short-Term Instruments (Cost $39,463)			39,685

Total Investments in Securities (Cost $1,041,942)			1,034,780

Total Investments 127.0% (Cost $1,041,942)			$1,034,780
Preferred Shares (12.5)%			(101,975)
Financial Derivative Instruments (o)(q) 0.7% (Cost or Premiums, net $144,310)			5,953
Other Assets and Liabilities, net (15.2)%			(124,110)

Net Assets Applicable to Common Shareholders 100.0%			$814,648

Notes to Schedule of Investments:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

∎	All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Coupon represents a yield to maturity.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Contingent convertible security.

(l)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Ardonagh Group Ltd.	04/02/2015 - 07/20/2017	$4,632	$5,568	0.68%
Forbes Energy Services Ltd.	10/09/2014 - 10/17/2016	2,028	334	0.04

		$6,660	$5,902	0.72%

Borrowings and Other Financing Transactions

(m)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	1.750%	10/31/2018	11/01/2018	$6,636	U.S. Treasury Notes 2.375% due 04/15/2021	$(6,771)	$6,636	$6,636
SAL	2.280	10/31/2018	11/01/2018	14,700	U.S. Treasury Notes 2.125% due 02/29/2024	(15,011)	14,700	14,701

Total Repurchase Agreements						$(21,782)	$21,336	$21,337

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	0.000%	10/04/2018	TBD	(3)		$(1,494)	$(1,494)
	1.200	09/27/2018	TBD	(3)		(1,862)	(1,864)
BPS	2.890	08/29/2018	11/29/2018			(9,175)	(9,222)
BRC	0.250	07/26/2018	TBD	(3)		(304)	(304)
	1.950	09/27/2018	TBD	(3)		(3,762)	(3,769)
CIW	2.600	10/26/2018	11/20/2018			(13,378)	(13,384)
JML	0.250	04/03/2018	TBD	(3)	GBP	(1,041)	(1,331)
JPS	2.680	10/18/2018	11/19/2018			$(3,074)	(3,077)
NOM	2.950	11/01/2018	11/15/2018			(1,909)	(1,909)
RTA	3.058	09/12/2018	03/12/2019			(4,048)	(4,065)
	3.229	10/23/2018	04/23/2019			(2,789)	(2,791)
SOG	2.860	08/01/2018	11/01/2018			(12,903)	(12,997)
	2.887	07/12/2018	01/11/2019			(5,409)	(5,458)
	2.890	09/12/2018	12/12/2018			(1,512)	(1,518)
	2.960	10/10/2018	01/10/2019			(2,562)	(2,567)
	3.040	11/01/2018	02/01/2019			(12,398)	(12,398)
UBS	(0.250)	10/08/2018	11/08/2018		EUR	(2,729)	(3,090)
	2.530	09/13/2018	12/13/2018			$(476)	(478)
	2.550	09/05/2018	12/05/2018			(7,254)	(7,283)
	2.580	08/02/2018	11/02/2018			(6,598)	(6,641)
	2.720	09/05/2018	12/05/2018			(9,799)	(9,841)
	2.720	09/07/2018	12/07/2018			(4,040)	(4,057)
	2.760	08/31/2018	12/03/2018			(8,194)	(8,233)
	2.780	09/12/2018	12/12/2018			(18,389)	(18,460)
	2.780	09/13/2018	12/13/2018			(289)	(290)
	2.820	09/05/2018	12/05/2018			(230)	(231)
	2.860	11/02/2018	02/04/2019			(6,009)	(6,009)
	2.890	10/12/2018	01/14/2019			(7,806)	(7,819)

Total Reverse Repurchase Agreements							$(150,580)

(n)	Securities with an aggregate market value of $143,111 have been pledged as collateral under the terms of master agreements as of October 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended October 31, 2018 was $(140,947) at a weighted average interest rate of 2.528%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.

(o)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2018 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	10.700%		$9,600	$(317)	$(407)	$(724)	$0	$(14)
Novo Banco S.A.	5.000	Quarterly	09/20/2020	0.000	EUR	5,000	(978)	442	(536)	0	(112)
Novo Banco S.A.	5.000	Quarterly	12/20/2021	0.000		300	(71)	39	(32)	0	(7)

							$(1,366)	$74	$(1,292)	$0	$(133)

Interest Rate Swaps

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month USD-LIBOR	2.860%	Semi-Annual	04/26/2023		$500,000	$(1,369)	$(4,371)	$(5,740)	$0	$(838)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		155,200	5,684	1,226	6,910	273	0
Receive (5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		175,000	1,636	1,707	3,343	337	0
Receive (5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		70,000	622	681	1,303	141	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		3,100	55	(208)	(153)	0	(10)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		617,800	110,477	(84,948)	25,529	0	(4,408)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		753,500	28,854	87,409	116,263	5,262	0
Receive (5)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028	EUR	2,200	(38)	(26)	(64)	2	0
Receive (5)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		21,400	88	11	99	16	0
Receive (5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	55,200	950	(23)	927	400	0

							$146,959	$1,458	$148,417	$6,431	$(5,256)

Total Swap Agreements							$145,593	$1,532	$147,125	$6,431	$(5,389)

(p)	Securities with an aggregate market value of $612 and cash of $21,391 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.

(q)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	11/2018	ARS	33,141		$899	$0	$(24)
	11/2018	GBP	3,790		4,928	84	0
	11/2018		$898	ARS	33,141	25	0
	01/2019	ARS	33,141		$814	0	(27)
BPS	11/2018		11,797		322	0	(6)
	11/2018	EUR	925		1,076	28	0
	11/2018	GBP	2,776		3,619	71	0
	11/2018		$319	ARS	12,935	39	0
	11/2018		8,224	MXN	158,995	0	(408)
	12/2018	PEN	4,622		$1,388	20	0
	01/2019		$93	ARS	3,710	1	0
BRC	11/2018		531		20,913	43	0
	12/2018		1,074	GBP	842	4	0
CBK	11/2018	ARS	23,957		$564	0	(104)
	11/2018	EUR	327		377	7	0
	11/2018	GBP	4,469		5,879	166	0
	11/2018		$724	ARS	27,667	46	0
	11/2018		950	GBP	745	2	0
	01/2019		400	ARS	16,347	15	0
DUB	12/2018		96		4,101	11	0
FBF	01/2019		1,082	RUB	73,236	19	0
GLM	11/2018	GBP	966		$1,271	36	0
	11/2018		$1,014	EUR	892	0	(4)
HUS	11/2018	GBP	2,611		$3,402	64	0
	11/2018		$1,882	GBP	1,430	0	(54)
	12/2018		53	ARS	2,236	5	0
JPM	11/2018	GBP	91,018		$119,996	3,656	0
	11/2018		$511	EUR	445	0	(7)
	01/2019		72	ARS	2,746	0	(2)
MSB	11/2018	ARS	24,065		$564	0	(107)
	11/2018		$653	ARS	24,064	17	0
NGF	11/2018		42		1,649	3	0
	12/2018		348		14,142	26	(2)
SCX	11/2018		80,523	EUR	70,740	0	(399)
	12/2018	EUR	70,740		$80,725	401	0
SOG	11/2018		$132,765	GBP	103,389	0	(613)
	12/2018	GBP	103,389		$132,951	614	0
TOR	11/2018	EUR	69,933		82,537	3,328	0
UAG	11/2018		$7,727	RUB	495,889	0	(212)

Total Forward Foreign Currency Contracts						$8,731	$(1,969)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2018 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	3.037%	$1,700	$(332)	$155	$0	$(177)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.037	2,200	(437)	208	0	(229)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.037	2,800	(581)	290	0	(291)

							$(1,350)	$653	$0	$(697)

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
DUB	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$600,000	$67	$185	$252	$0
MYC	Pay	3-Month USD-LIBOR	3.140	Semi-Annual	12/07/2023	700,000	0	(1,406)	0	(1,406)

							$67	$(1,221)	$252	$(1,406)

Total Swap Agreements							$(1,283)	$(568)	$252	$(2,103)

(r)

Securities with an aggregate market value of $1,924 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$33,660	$1,269	$34,929
Corporate Bonds & Notes
Banking & Finance	0	232,908	0	232,908
Industrials	0	209,244	470	209,714
Utilities	0	70,269	0	70,269
Convertible Bonds & Notes
Industrials	0	4,557	0	4,557
Municipal Bonds & Notes
California	0	3,998	0	3,998
District of Columbia	0	10,475	0	10,475
Illinois	0	21,513	0	21,513
New York	0	1,472	0	1,472
Texas	0	9,801	0	9,801
Virginia	0	1,325	0	1,325
West Virginia	0	13,341	0	13,341
U.S. Government Agencies	0	17,027	8,444	25,471
Non-Agency Mortgage-Backed Securities	0	158,319	0	158,319
Asset-Backed Securities	0	96,070	0	96,070
Sovereign Issues	0	34,391	0	34,391
Common Stocks
Consumer Discretionary	5,025	0	0	5,025
Energy	334	0	0	334
Financials	0	0	5,568	5,568
Warrants
Industrials	0	0	152	152
Preferred Securities
Banking & Finance	0	7,420	0	7,420
Industrials	0	0	27,861	27,861
Real Estate Investment Trusts
Real Estate	20,182	0	0	20,182
Short-Term Instruments
Repurchase Agreements	0	21,336	0	21,336
Short-Term Notes	0	7,848	0	7,848
Argentina Treasury Bills	0	1,718	0	1,718
U.S. Treasury Bills	0	8,783	0	8,783

Total Investments	$25,541	$965,475	$43,764	$1,034,780

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	6,431	0	6,431
Over the counter	0	8,983	0	8,983
	$0	$15,414	$0	$15,414

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(5,389)	0	(5,389)
Over the counter	0	(4,072)	0	(4,072)

	$0	$(9,461)	$0	$(9,461)

Total Financial Derivative Instruments	$0	$5,953	$0	$5,953

Totals	$25,541	$971,428	$43,764	$1,040,733

There were no significant transfers among Levels 1 and 2 during the period ended October 31, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2018:

Category and Subcategory	Beginning Balance at 07/31/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2018 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$719	$30	$(52)	$0	$2	$(12)	$582	$0	$1,269	$(10)
Corporate Bonds & Notes
Industrials	1,167	0	(1)	1	0	(19)	0	(678)	470	(17)
U.S. Government Agencies	8,473	0	(32)	46	12	(55)	0	0	8,444	(55)
Common Stocks
Financials	5,445	0	0	0	0	123	0	0	5,568	123
Warrants
Industrials	450	0	0	0	0	(298)	0	0	152	(298)
Preferred Securities
Industrials	33,520	475	0	0	0	(6,134)	0	0	27,861	(6134)

Totals	$49,774	$505	$(85)	$47	$14	$(6,395)	$582	$(678)	$43,764	$(6391)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$196	Proxy Pricing	Base Price	98.129
	1,073	Third Party Vendor	Broker Quote	40.000 - 100.750
Corporate Bonds & Notes
Industrials	470	Reference Instrument	Yield	10.890
U.S. Government Agencies	8,444	Proxy Pricing	Base Price	60.160
Common Stocks
Financials	5,568	Other Valuation Techniques (2)	—	—
Warrants
Industrials	152	Other Valuation Techniques (2)	—	—
Preferred Securities
Industrials	27,861	Fundamental valuation	Company Assets	$438,000,000.000

Total	$43,764

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of October 31, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GST	Goldman Sachs International	RTA	Bank of New York Mellon Corp.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale
CIW	CIBC World Markets Corp.	JPS	JP Morgan Securities, Inc.	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:
ARS	Argentine Peso	MXN	Mexican Peso	RUB	Russian Ruble
EUR	Euro	PEN	Peruvian New Sol	USD (or $)	United States Dollar
GBP	British Pound

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	TBA	To-Be-Announced
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

Item 2. Controls and Procedures

(a)

The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO High Income Fund

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: December 21, 2018

By: /s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: December 21, 2018

By: /s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: December 21, 2018